UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of

the Securities Exchange Act Of 1934

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SVMK Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2020. Meeting Information SVMK INC. Type: Meeting Annual Meeting For holders as of: April 9, 2020 Date:    June 4, 2020                Time:    11:00 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SVMK2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SVMK2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). SVMK INC. ONE CURIOSITY WAY You are receiving this communication because you hold shares in SAN MATEO, CA 94403 the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P34545 proxy See the materials reverse and side voting of this instructions. notice to obtain D08352 –

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P34545 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.—During The Meeting: Go to www.virtualshareholdermeeting.com/SVMK2020. Have the information that is printed in the box marked D08353 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following Class II nominees: 1. Election of Directors    Nominees: 01) Ryan Finley 02) Benjamin C. Spero 03) Serena Williams The Board of Directors recommends you vote FOR proposals 2 and 4 and vote ONE YEAR for proposal 3: 2. Advisory vote to approve named executive officer compensation (“Say-on-Pay”). 3. Advisory vote to approve the frequency of future stockholder advisory votes on the compensation of our named executive officers (“Frequency-of-Say-on-Pay”). 4. Ratification of the appointment of Ernst & Young LLP as the independent registered accountants of SVMK Inc. for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.—P34545 D08354

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